UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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UnitedHealth Group Incorporated
(Name of Registrant as Specified In Its Charter)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 3, 2013. Meeting Information UNITEDHEALTH GROUP INCORPORATED Meeting Type: Annual Meeting For holders as of: April 5, 2013 Date: June 3, 2013 Time: 10:00 a.m. Eastern Time Location: Seaport Boston Hotel Constitution Conference Room 1 Seaport Lane Boston, Massachusetts 02210 You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. UNITEDHEALTH GROUP INCORPORATED 9900 BREN ROAD EAST MINNETONKA, MN 55343 M59629-P33948 See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 20, 2013 to facilitate timely delivery. w SCAN TO VIEW MATERIALS & VOTE How To Vote M59630-P33948 Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Vote Confirmation: You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting on June 3, 2013 via the ProxyVote Confirmation link at www.proxyvote.com by using the information that is printed in the box marked by the arrow . Vote Confirmation is available 24 hours after your vote is received beginning May 20, 2013, with the final vote tabulation remaining available through August 3, 2013. . XXXX XXXX XXXX . XXXX XXXX XXXX

Voting Items

The Board of Directors recommends you vote FOR each of the nominees for director in Proposal 1 and FOR Proposals 2 and 3.

1. Election of Directors

Nominees:

1a. William C. Ballard, Jr.

1b. Edson Bueno, M.D.

1c. Richard T. Burke

1d. Robert J. Darretta

1e. Stephen J. Hemsley

1f. Michele J. Hooper

1g. Rodger A. Lawson

1h. Douglas W. Leatherdale

1i. Glenn M. Renwick

1j. Kenneth I. Shine, M.D.

1k. Gail R. Wilensky, Ph.D.

2. Advisory approval of the Company's executive compensation.

3. Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2013.

The Board of Directors recommends you vote AGAINST Proposal 4:

4. The shareholder proposal set forth in the proxy statement requesting additional lobbying disclosure, if properly presented at the 2013 Annual Meeting of Shareholders.

NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof.

M59631-P33948